| FCPT | MARCH 20181 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | MARCH 2018 w ww.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E: FC PT

| FCPT | MARCH 20182 C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S : This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

| FCPT | MARCH 20183 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO & AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization & Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand & Tenant Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to EBITDA 16

CONSOLIDATING BALANCE SHEET


Olive Garden
LONGHORN
KFC

($000s, except shares and per share data) Unaudited	Real Estate Operations (As of 03/31/2018)	Restaurant Operations (As of 03/31/2018)	Elimination (As of 03/31/2018)	Consolidated FCPT (As of 03/31/2018)	Consolidated FCPT (As of 12/31/2017)
ASSETS					
Real estate investments:					
Land	$ 459,959	$ 3,061	$ -	$ 463,020	$ 449,331
Buildings, equipment and improvements	1,107,452	13,677	-	1,121,129	1,115,624
Total real estate investments	1,567,411	16,738	-	1,584,149	1,564,955
Less: accumulated depreciation	(597,507)	(6,548)	-	(604,055)	(598,846)
Total real estate investments, net	969,904	10,190	-	980,094	966,109
Real estate held-for-sale	-	-	-	-	-
Cash and cash equivalents	51,436	1,630	-	53,066	64,466
Straight-line rent adjustment	23,413	-	-	23,413	21,130
Other assets	18,583	595	-	19,178	16,954
Investment in subsidiary	10,891	-	(10,891)	-	-
Intercompany receivable	31	-	(31)	-	-
Total Assets	$ 1,074,258	$ 12,415	$ (10,922)	$ 1,075,751	$ 1,068,659
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 392,624	$ -	$ -	$ 392,624	$ 392,222
Revolving facility ($250,000 available capacity)	-	-	-	-	-
Unsecured notes ($125,000, net of deferred financing costs)	123,370	-	-	123,370	123,317
Accrued interest payable	2,884	-	-	2,884	1,290
Rent received in advance	8,462	-	-	8,462	8,295
Deferred tax liability	-	-	-	-	-
Dividends payable	16,855	-	-	16,855	16,843
Other liabilities	1,330	2,233	-	3,563	4,424
Intercompany payable	-	31	(31)	-	-
Total liabilities	$ 545,525	$ 2,264	$ (31)	$ 547,758	$ 546,391
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	6	-	-	6	6
Additional paid-in capital	474,869	10,891	(10,891)	474,869	473,685
Accumulated other comprehensive income	10,055	-	-	10,055	4,478
Noncontrolling interest	7,812	-	-	7,812	7,781
Retained earnings	35,991	(740)	-	35,251	36,318
Total equity	$ 528,733	$ 10,151	$ (10,891)	$ 527,993	$ 522,268
Total Liabilities and Equity	$ 1,074,258	$ 12,415	$ (10,922)	$ 1,075,751	$ 1,068,659

4 | FCPT | MARCH 2018

FCPT

| FCPT | MARCH 20185 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2018 2017 Revenues: Rental revenue 29,589$ 27,764$ Restaurant revenue 5,214 4,943 Total revenues 34,803$ 32,707$ Operating expenses: General and administrative 3,669$ 2,863$ Depreciation and amortization 5,345 5,409 Restaurant expenses 4,870 4,668 Interest expense 4,855 4,094 Total operating expenses 18,739$ 17,034$ Other income 358$ 5$ Realized gain on sale, net - - Income before income tax 16,422$ 15,678$ Income tax expense (58) (45) Net Income 16,364$ 15,633$ Net income attributable to noncontrolling interest (109) (117) Net Income Available to Common Shareholders 16,255$ 15,516$ Basic net income per share 0.27$ 0.26$ Diluted net income per share 0.26$ 0.26$ Weighted-average shares outstanding: Basic 61,291,642 59,929,276 Diluted 61,413,978 59,995,930 Regular dividends declared per share 0.2750$ 0.2425$ Three Months Ended March 31,

| FCPT | MARCH 20186 FFO & AFFO RECONCILIATION ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. ($000s, except shares and per share data) Unaudited 2018 2017 Net income 16,364$ 15,633$ Real estate depreciation and amortization 5,195 5,318 Realized gain on exchange of real estate (1) (228) - FFO (as defined by NAREIT) 21,331$ 20,951$ Straight-line rent (2,283) (2,373) Non-cash stock-based compensation 1,184 494 Non-cash amortization of deferred financing costs 455 398 Other non-cash interest (income) expense (5) 52 Non-real estate investment depreciation 13 11 Amortization of capitalized leasing costs 122 80 mortization of above and below market leases 15 - Adjusted Funds From Operations (AFFO) 20,832$ 19,613$ Fully diluted shares outstanding (2) 61,823,298 60,423,913 FFO per diluted share 0.35$ 0.35$ AFFO per diluted share 0.34$ 0.32$ Three Months Ended March 31,

NET ASSET VALUE COMPONENTS


Olive Garden

LONGHORN

KFC


Real Estate Portfolio as of 3/31/2018	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	EBITDAR Coverage[(1)]	Lease Term Remaining (Yrs)[(2)]	Annual Cash Base Rent ($000s)[(3)]	% Total Cash Base Rent[(3)]
Olive Garden	-	297	2,536	$28	5.0x	12.5	$71,286	65.2%
LongHorn Steakhouse	-	105	585	$33	4.4x	11.4	$19,423	17.8%
Other Brands - Non-Darden	-	112	439	$32	2.7x	16.1	$13,907	12.7%
Other Brands - Darden	-	13	126	$38	4.3x	10.9	$4,746	4.3%
Total Owned Portfolio		527	3,686	$30	4.7x	12.7	$109,362	100.0%
Q1'18 Activity[(4)]								
Acquired	20,322	12	66	21	3.9x	9.3	1,372	1.3%
Sold	-	-	-	-	-	-	-	N/A

Tangible Assets		**Book Value ($000s)**
Cash and cash equivalents	$	53,066
Other tangible assets		2,769
Total Tangible Assets	**$**	**55,835**

Debt		**Face Value ($000s)**
Term loan	$	400,000
June 2024 note		50,000
June 2027 note		75,000
Revolving credit facility		-
Total Debt	**$**	**525,000**

Tangible Liabilities		**Book Value ($000s)**
Dividends payable	$	16,855
Deferred revenue, accrued interest, and other accrued expenses		14,072
Total Tangible Liabilities	**$**	**30,927**

Shares Outstanding	
Common stock (shares outstanding as of 3/31/2018)	61,289,255
Operating partnership units (OP units outstanding as of 3/31/2018)	409,320
Total Common Stock and OP Units Outstanding	**61,698,575**

(1) EBITDAR Coverage is calculated by dividing our tenants' estimated trailing 12-month EBITDAR by annual contractual cash rent paid to FCPT. The calculation is derived from tenants which disclose financial information to FCPT, representing 95.5% of our run-rate annual cash base rent.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 3/31/2018.
(4) FCPT acquired 12 properties in Q1 2018 (3 Buffalo Wild Wings, and one of each of the following: Chili's, Olive Garden, Chick-Fil-A, Panda Express, Arby's, Red Lobster, Starbucks, BJ's Restaurant, and McDonald's); FCPT did not sell any properties in Q1 2018.

7 | FCPT | MARCH 2018

FCPT

| FCPT | MARCH 20188 CAPITALIZATION & KEY CREDIT METRICS ___________________________ (1) Principal debt amount less cash adjusted for declared dividends. (2) Current quarter annualized. See glossary for EBITDA definition and reconciliation to net income. ($000s, except per share data) Current Capitalization % of Total Market Capitalization Credit Metrics Net Debt (1) EBITDA (2) Ratio Equity: Net debt to EBITDA (straight-line rent) 488,789 105,576$ 4.6x Share price (3/29/2018) 23.09$ Net debt to EBITDA (cash rent) 488,789 101,180$ 4.8x Shares and OP units outstanding (3/31/2018) 61,698,575 Equity Value 1,424,620$ 73.1% Dividend Data (fully diluted) Q1 2018 Debt: Common dividend per share 0.2750$ Term loan 400,000$ 20.5% AFFO per share 0.34$ Revolving credit facility - 0.0% AFFO payout ratio 80.9% Unsecured notes 125,000 6.4% Total Debt 525,000$ 26.9% Total Market Capitalization 1,949,620$ 100% Less: cash (53,066) Plus: declared dividends 16,855 Implied Enterprise Value 1,913,409$

| FCPT | MARCH 20189 DEBT SUMMARY ___________________________ (1) Borrowings under the term loan accrue interest at a rate of LIBOR plus 1.35%. FCPT has entered into interest rate swaps which fix the per annum interest rate at 2.7% through November 2018. FCPT has established additional swaps that fix 75% of the term loan's rate exposure from November 2018 through the November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.1%, 3.4%, and 3.5% for 2019, 2020, 2021, and 2022, respectively. (2) As of 3/31/2018, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered. (3) Excludes amortization of deferred financing costs on the credit facility and unsecured notes. Debt Type Maturity Date Balance as of March 31, 2018 ($000s) % of Debt Cash Interest Rate as of March 31, 2018 (3) Weighted Average Maturity (Yrs.) Credit Facility Revolving facility 11/9/2021 -$ - 3.6 Term loan (1) 11/9/2022 400,000 76.2% 2.7% 4.6 Principal Amount 400,000$ Unsecured Notes June 2024 notes 6/7/2024 50,000$ 9.5% 4.7% 6.2 June 2027 notes 6/7/2027 75,000 14.3% 4.9% 9.2 Principal Amount 125,000$ Mortgages Payable (2) None - - - - Total/Weighted Average 525,000$ 100.0% 3.2% 5.4 Unamortized Deferred Financing Costs Credit facility (7,376)$ Unsecured notes (1,630) Debt Carrying Value (GAAP) 515,994$ Fixed rate 525,000$ 100.0% Variable rate -$ 0.0% Credit Rating (Fitch): BBB-

| FCPT | MARCH 201810 DEBT COVENANTS As of March 31, 2018 Covenants Q1 2018 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 30.0% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.9x Limitation on unencumbered leverage ≤ 60% 30.9% Unencumbered interest coverage ratio ≥ 1.75x 6.3x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

| FCPT | MARCH 201811 PROPERTY LOCATIONS BY BRAND 527 Properties (2) 28 Brands ___________________________ (1) Other includes 1 property for each of the following brands: Wildfish, Denny’s, Fazoli’s, Zaxby’s, Del Taco/Mod Pizza, Chili’s, Chick-Fil-A, Panda Express, Starbucks, BJ’s Restaurant, and McDonald’s. (2) Includes one vacant property. (1)

| FCPT | MARCH 201812 18% 105 units 4% 13 units 13% 112 units 65% 297 units BRAND & TENANT DIVERSIFICATION Brand Breakdown(1) ABR(2): $109.4m ___________________________ (1) Percentage of annual cash base rent as of March 31, 2018. (2) Annualized cash base rent as defined in glossary.

| FCPT | MARCH 201813 MN SD NJ OH INIL VT NHID AL AZ AR CA CO CT DE FL GA IA KS KY LA ME MD MA MI MS MO MT NE NV NM NY NC ND OK OR PA RI SC TN TX UT VA WA WV WI WY GEOGRAPHIC DIVERSIFICATION % ABR(1) ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% <1.0% No Properties ___________________________ (1) Annualized cash base rent as defined in glossary. State ABR Properties Florida 10.8% 45 Pennsylvania 3.2% 15 Wisconsin 2.3% 16 Nevada 1.7% 6 Louisiana 1.2% 6 Texas 10.6 47 Illinois 3.1 21 Mississippi 2.2 14 Minnesota 1.6 8 Missouri 1.0 6 Georgia 8.1% 45 North Carolina 3.0% 17 Iowa 2.1% 14 Colorado 1.4% 7 Otherther 6.0% 27 Ohio 7.8 44 California 3.0 10 South Carolina 2.0 10 West Virginia 1.3 6 Michigan 4.4% 28 New York 2.3% 11 Alabama 1.9% 12 Oklahoma 1.3% 7 Indiana 3.7 29 Maryland 2.3 12 Kentucky 1.9 10 Arkansas 1.2 7 Tennessee 3.4% 20 Virginia 2.3% 14 Arizona 1.7% 8 Kansas 1.2% 5

| FCPT | MARCH 201814 LEASE MATURITY SCHEDULE 0.0% 0.0% 0.2% 0.2% 0.3% 0.3% 0.1% 0.1% 0.2% 15.2% 15.8% 14.1% 13.7% 12.8% 9.6% 8.6% 0.7% 0.0% 3.6% 3.7% 0.0% 0.9% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 Weighted average lease term of 12.7 years Lease Maturity Schedule (% Annualized Cash Based Rent1) Less than 1.5% of rental income matures prior to 2027 99.9% occupied as of 3/31/20182 ___________________________ (1) Annualized cash base rent as defined in glossary. (2) Occupancy based on portfolio square footage. # Properties - - 3 2 3 4 1 1 2 74 74 70 67 62 46 40 5 - 41 27 - 4 Cash ABR ($000s) (1) 179 171 298 3 6 85 1 7 234 16,621 17,273 15,417 14,936 14,012 10,452 9, 38 787 3,965 4,011 1,021 Total SF (000s) - - 15 8 12 18 2 4 7 535 539 3 518 93 363 346 21 - 118 123 - 31

| FCPT | MARCH 201815 GLOSSARY AND NON -GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to Annual Cash Base Rent, defined as the current scheduled minimum contractual rent as of 3/31/2018. EBITDA represents earnings before interest, taxes, depreciation, amortization, and non-recurring expenses. Reconciliation provided on following page. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 98% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ trailing 12-month EBITDAR by annual contractual rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with the acquisition of real estate investments 2. Non-cash stock-based compensation expense 3. Amortization of deferred financing costs 4. Other non-cash interest expense 5. Non-real estate depreciation 6. Merger, restructuring and other related costs 7. Impairment charges on non-real estate assets 8. Amortization of capitalized leasing costs 9. Straight-line rent revenue adjustment 10. Amortization of above and below market leases 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | MARCH 201816 RECONCILIATION OF NET INCOME TO EBITDA ($000s, except shares and per share data) Unaudited 2018 2017 Net Income 16,364$ 15,633$ Income tax expense 58 45 Realized gain on exchange of real estate (228) 0 Realized gain on sale - - Depreciation and amortization 5,208 5,329 Interest expense 4,855 4,094 Amortization of lease intangibles 137 80 EBITDA 105,576$ 26,394$ 25,181$ Non-cash stock-based compensation 1,184 494 Straight-line rent (2,283) (2,373) EBITDA (cash rent) 101,180$ 25,295$ 23,302$ Three Months Ended March 31,Current Quarter (Annualized)

| FCPT | MARCH 201817 FOUR CORNERS PROPERTY TRUST N YS E: FC PT